UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2006

Financial Industries Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	0-4690	74-2126975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard, Building I, Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number (including area code): (512) 404-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Notice of Annual Meeting Mailed to Shareholders

On November 24, 2006, Financial Industries Corporation mailed a Notice of Annual Meeting to its shareholders pursuant to Article 2.25 of the Texas Business Corporation Act. A copy of the notice is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Notice of Annual Meeting of Shareholders dated November 24, 2006

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SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Industries Corporation

By:	/s/ Michael P. Hydanus
Name:	Michael P. Hydanus
Title:	Interim President and CEO

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